      Jersey Central Power & Light Company and Subsidiary Company    Exhibit F-2
                       Consolidating Balance Sheet
                            December 31, 1998
      -----------------------------------------------------------
                              (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
ASSETS
Utility Plant:
   In service, at original cost                             $4,755,273                            $4,755,273
   Less, accumulated depreciation                            2,217,108                             2,217,108
                                                             ---------                             ---------
      Net utility plant in service                           2,538,165                             2,538,165
   Construction work in progress                                48,126                                48,126
   Other, net                                                   98,491                                98,491
                                                             ---------                             ---------
      Net utility plant                                      2,684,782                             2,684,782
                                                             ---------                             ---------

Other Property and Investments:
   Common stock of subsidiary                                    -                $ 16,945            16,945
   Nuclear decommissioning trusts                              422,277                               422,277
   Nuclear fuel disposal trust                                 116,871                               116,871
   Other, net                                                    9,596                                 9,596
                                                             ---------             -------         ---------
      Total other property and investments                     548,744              16,945           565,689
                                                             ---------             -------         ---------

Current Assets:
   Cash and temporary cash investments                           1,850                                 1,849          $      1
   Special deposits                                              6,047                                 6,047
   Accounts receivable:
      Customers, net                                           152,120                               152,120
      Other                                                     32,562              13,365            32,562            13,365
   Unbilled revenues                                            56,391                                56,391
   Materials and supplies, at average cost or less:
      Construction and maintenance                              79,863                                79,863
      Fuel                                                      13,144                                13,144
   Deferred income taxes                                        20,812                                20,812
   Prepayments                                                  27,648                                27,648
                                                             ---------             -------         ---------           -------
      Total current assets                                     390,437              13,365           390,436            13,366
                                                             ---------             -------         ---------           -------

Deferred Debits and Other Assets:
   Regulatory assets, net:
      Other regulatory assets, net                             753,885                               753,885
   Deferred income taxes                                       179,237                               179,237
   Other                                                        25,037             128,866            25,037           128,866
                                                             ---------             -------         ---------           -------
      Total deferred debits and other assets                   958,159             128,866           958,159           128,866
                                                             ---------             -------         ---------           -------

      Total Assets                                          $4,582,122            $159,176        $4,599,066          $142,232
                                                             ---------             =======         =========           =======

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

       Jersey Central Power & Light Company and Subsidiary Company   Exhibit F-2
                       Consolidating Balance Sheet
                            December 31, 1998
       -----------------------------------------------------------
                              (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                            $   153,713             $      1       $  153,713          $      1
   Capital surplus                                             510,769               16,753          510,769            16,753
   Retained earnings                                           893,016                  191          893,016               191
Accumulated other comprehensive income/
(loss)                                                            (425)                                 (425)
                                                             ----------             -------        ---------           -------
      Total common stockholder's equity                      1,557,073               16,945        1,557,073            16,945
   Cumulative preferred stock:
     With mandatory redemption                                  86,500                                86,500
     Without mandatory redemption                               37,741                                37,741
   Company-obligated mandatorily redeemable
     preferred securities                                      125,000                                                 125,000
   Long-term debt                                            1,173,532              128,866        1,302,398
                                                             ---------              -------        ---------           -------

      Total capitalization                                   2,979,846              145,811        2,983,712           141,945
                                                             ---------              -------        ---------

Current Liabilities:
   Securities due within one year                                2,512                                 2,512
   Notes payable                                               122,344                               122,344
   Obligations under capital leases                             85,366                                85,366
   Accounts payable
     Affiliates                                                 40,861                                40,861
     Other                                                      80,233               13,365           93,598
   Taxes accrued                                                 5,559                                 5,319               240
   Deferred energy credits                                       2,411                                 2,411
   Interest accrued                                             26,678                                26,631                47
   Other                                                       104,408                               104,408
                                                             ---------              -------        ---------           -------
      Total current liabilities                                470,372               13,365          483,450               287
                                                             ---------              -------        ---------           -------

Deferred Credits and Other Liabilities:
   Deferred income taxes                                       670,961                               670,961
   Unamortized investment tax credits                           50,225                                50,225
   Three Mile Island Unit 2 future costs                       120,904                               120,904
   Nuclear fuel disposal fee                                   141,270                               141,270
   Other                                                       148,544                               148,544
                                                             ---------              -------        ---------           -------
      Total deferred credits and other liabilities           1,131,904                  -          1,131,904               -
                                                             ---------              -------        ---------           -------

      Total Liabilities and Capital                        $ 4,582,122             $159,176       $4,599,066          $142,232
                                                             =========              =======        =========           =======

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

        Jersey Central Power & Light Company and Subsidiary Company  Exhibit F-2
                      Consolidating Statement of Income
                     For the Year Ended December 31, 1998
        -----------------------------------------------------------
                             (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
Operating Revenues                                          $2,069,648                            $2,069,648
                                                             ---------             ------          ---------

Equity in Earnings of Subsidiary                                  -               $ 1,055              1,055
                                                             ---------             ------          ---------

Operating Expenses:
   Fuel                                                         86,431                                86,431
   Power purchased and interchanged:
     Affiliates                                                 57,643                                57,643
     Other                                                     658,742                               658,742
   Deferral of energy and capacity costs, net                  (25,542)                              (25,542)
   Other operation and maintenance                             485,054                               485,054
   Depreciation and amortization                               250,675                               250,675
   Taxes, other than income taxes                               94,586                                94,586
                                                             ---------             ------          ---------
        Total operating expenses                             1,607,589                -            1,607,589
                                                             ---------             ------          ---------

Operating Income Before Income Taxes                           462,059              1,055            463,114
   Income taxes                                                164,445               (568)           163,877
                                                             ---------             ------          ---------
Operating Income                                               297,614              1,623            299,237
                                                             ---------             ------          ---------

Other Income and Deductions:
   Allowance for other funds used
     during construction                                           786                                   786
   Other income, net                                            13,227             12,395             13,306          $12,316
   Income taxes                                                 19,367               (568)            19,367             (568)
                                                             ---------             ------          ---------           ------
        Total other income and deductions                       33,380             11,827             33,459           11,748
                                                             ---------             ------          ---------           ------
Income Before Interest Charges                                 330,994             13,450            332,696           11,748
                                                             ---------             ------          ---------           ------

Interest Charges :
   Interest on long-term debt                                   87,261                                87,261
   Other interest                                               12,229             12,395             24,631               (7)
   Allowance for borrowed funds used
     during construction                                        (1,638)                               (1,638)
   Dividends on company-obligated mandatorily
     redeemable preferred securities                            10,700                                                 10,700
                                                             ---------             ------          ---------           ------
        Total interest charges                                 108,552             12,395            110,254           10,693
                                                             ---------             ------          ---------           ------
Net Income                                                  $  222,442            $ 1,055         $  222,442          $ 1,055
                                                             =========             ======          =========           ======
 Preferred stock dividends                                      10,065                                10,065
                                                                ------                                ------
Earnings Available for Common Stock                            212,377                               212,377
                                                               -------                               -------

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

      Jersey Central Power & Light Company and Subsidiary Company    Exhibit F-2
           Consolidating Statement of Comprehensive Income
                  For the Year Ended December 31, 1998
      -----------------------------------------------------------
                              (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
Net Income                                                   $222,442              $ 1,055          $222,442           $  1,055

Other comprehensive income/(loss), net of tax:

   Net unrealized gains on investments

   Minimum pension liability                                     (425)                                  (425)
                                                              -------               ------           -------            -------
     Total other comprehensive income                        $   (425)             $   -            $   (425)          $    -
                                                              -------               ------           -------            -------

Comprehensive income                                         $222,017              $ 1,055          $222,017           $  1,055
                                                              =======               ======           =======            =======

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

       Jersey Central Power & Light Company and Subsidiary Company   Exhibit F-2
                Consolidating Statement of Retained Earnings
                    For the Year Ended December 31, 1998
       -----------------------------------------------------------
                               (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
Balance at beginning of year                                 $ 875,639              $   142       $ 875,639           $   142

   Net income                                                  222,442                1,055         222,442             1,055

   Cash dividends declared on common stock                    (195,000)              (1,006)       (195,000)           (1,006)

   Cash dividends on cumulative preferred stock                (10,065)                             (10,065)

   Other adjustments, net                                          -

                                                              --------               ------        --------            ------
Balance at end of year                                       $ 893,016              $   191       $ 893,016           $   191
                                                              ========               ======        ========            ======

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

       Jersey Central Power & Light Company and Subsidiary Company   Exhibit F-2
                   Consolidating Statement of Cash Flows
                   For the Year Ended December 31, 1998
       -----------------------------------------------------------
                               (In Thousands)

                                                       Jersey Central Power
                                                         & Light Company
                                                         and Subsidiary         Eliminations   Jersey Central          JCP&L
                                                            Company                  and        Power & Light        Preferred
                                                          Consolidated           Adjustments      Company          Capital, Inc.
                                                       --------------------     ------------   --------------      -------------
Operating Activities:
  Net income                                                 $ 222,442             $ 1,055        $ 222,442           $  1,055

  Adjustments to reconcile income to cash provided:

    Equity in earnings of subsidiary                               -                (1,055)          (1,055)

    Depreciation and amortization                              277,950                              277,950

    Amortization of property under capital leases               26,739                               26,739

    Nuclear outage maintenance costs, net                       (6,640)                              (6,640)

    Deferred income taxes and investment tax credit

      net                                                      (41,865)                             (41,865)

    Deferred energy and capacity costs, net                    (24,482)                             (24,482)

    Accretion income

    Allowance for other funds used during

    construction                                                  (786)                                (786)

  Changes in working capital:

    Receivables                                                 (9,407)                              (9,369)               (38)

    Materials and supplies                                       3,863                                3,863

    Special deposits and prepayments                           (12,450)                             (12,450)

    Payables and accrued liabilities                             1,418                                1,429                (11)

  Nonutility generation contract buyout costs                  (15,000)                             (15,000)

  Other, net                                                    13,091                               13,091

                                                              --------              ------         --------            -------

          Net cash provided by operating activities            434,873                 -            433,867              1,006

                                                              --------              ------         --------            -------


Investing Activities:

  Capital expenditures and investments                        (154,918)                            (154,918)

  Contributions to decommissioning trusts                      (28,003)                             (28,003)

  Other, net                                                   (10,720)                             (10,720)

                                                              --------              ------         --------            -------

          Net cash used for investing activities              (193,641)                -           (193,641)               -

                                                              --------              ------         --------            -------



Financing Activities:

  Increase in notes payable, net                                 7,090                                7,090

  Retirement of long-term debt                                     (11)                                 (11)

  Capital lease principal payments                             (29,084)                             (29,084)

  Redemption of preferred stock                                (15,000)                             (15,000)

  Dividends paid on preferred stock                            (10,371)                             (10,371)

  Dividends paid on common stock                              (195,000)                            (195,000)

  Dividends paid on common stock - Internal                        -                                  1,006             (1,006)

                                                              --------              ------         --------            -------

          Net cash required by financing activities           (242,376)                -           (241,370)            (1,006)

                                                              --------              ------         --------            -------



Net increase in cash and temporary cash

   investments from above activities                            (1,144)                -             (1,144)               -

Cash and temporary cash investments, beginning of year           2,994                 -              2,993                  1

                                                              --------              ------         --------            -------

Cash and temporary cash investments, end of year             $   1,850             $   -          $   1,849           $      1

                                                              ========              ======         ========            =======


Supplemental Disclosure:
  Interest paid                                              $ 116,942                            $ 116,942
                                                              ========                             ========
  Income taxes paid                                          $ 192,335                            $ 192,335
                                                              ========                             ========
  New capital lease obligations incurred                     $  32,680                            $  32,680
                                                              ========                             ========

_______________
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

           Metropolitan Edison Company and Subsidiary Companies     Exhibit F-2
                          Consolidating Balance Sheet
                               December 31, 1998
           ----------------------------------------------------
                                 (In Thousands)

                                                  Metropolitan
                                                 Edison Company
                                                 and Subsidiary      Eliminations      Metropolitan     Met-Ed          York Haven
                                                   Companies            and              Edison        Preferred           Power
                                                  Consolidated        Adjustments        Company      Capital, Inc.      Company
                                                 --------------      ------------      ------------   -------------     ----------
ASSETS
Utility Plant:
   In service, at original cost                     $2,247,627                          $2,223,273                       $24,354
   Less, accumulated depreciation                    1,008,438                           1,001,844                         6,594
                                                     ---------                           ---------                        ------
      Net utility plant in service                   1,239,189                           1,221,429                        17,760
   Construction work in progress                        19,380                              19,380
   Other, net                                           27,819                              27,819
                                                     ---------                           ---------                        -------
      Net utility plant                              1,286,388                           1,268,628                        17,760
                                                     ---------                           ---------                        ------

Other Property and Investments:
   Common stock of subsidiaries                            -           $ 31,085             31,085
   Nuclear decommissioning trusts                      211,194                             211,194
   Other, net                                           11,742                              11,742
                                                     ---------          -------          ---------
      Total other property and investments             222,936           31,085            254,021
                                                     ---------          -------          ---------

Current Assets:
   Cash and temporary cash investments                     442                                 223       $      1            218
   Special deposits                                      1,062                               1,062
   Accounts receivable:
      Customers, net                                    60,012                              60,012
      Other                                             41,895           11,966             41,671         10,962          1,228
   Unbilled revenues                                    43,687                              43,687
   Materials and supplies, at average cost
     or less:
      Construction and maintenance                      24,727                              24,727
      Fuel                                              12,218                              12,218
   Deferred income taxes                                 2,945                               2,945
   Prepayments                                          20,616                              20,616
                                                     ---------          -------          ---------        -------         ------
      Total current assets                             207,604           11,966            207,161         10,963          1,446
                                                     ---------          -------          ---------        -------         ------

Deferred Debits and Other Assets:
   Regulatory assets, net:
     Competitive transition charge                     680,213                             680,213
     Other regulatory assets, net                      921,934                             921,482                           452
   Deferred income taxes                               714,202                             714,259                           (57)
   Other                                                31,692          103,093             31,692        103,093
                                                     ---------          -------          ---------        -------         ------
      Total deferred debits and other assets         2,348,041          103,093          2,347,646        103,093            395
                                                     ---------          -------          ---------        -------         ------

      Total Assets                                  $4,064,969         $146,144         $4,077,456       $114,056        $19,601
                                                     =========          =======          ---------        =======         ======

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

            Metropolitan Edison Company and Subsidiary Companies     Exhibit F-2
                          Consolidating Balance Sheet
                               December 31, 1998
            ----------------------------------------------------
                                 (In Thousands)

                                                  Metropolitan
                                                 Edison Company
                                                 and Subsidiary      Eliminations      Metropolitan     Met-Ed          York Haven
                                                   Companies            and              Edison        Preferred           Power
                                                  Consolidated        Adjustments        Company      Capital, Inc.      Company
                                                 --------------      ------------      ------------   -------------     ----------
LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                     $   66,273          $  1,164        $   66,273       $      1         $ 1,163
   Capital surplus                                     370,200            18,262           370,200         13,402           4,860
   Retained earnings                                   234,066            11,659           234,066            170          11,489
   Accumulated other comprehensive income               16,520                              16,520
                                                     ---------           -------         ---------        -------          ------
      Total common stockholder's equity                687,059            31,085           687,059         13,573          17,512
   Cumulative preferred stock                           12,056                              12,056
   Company-obligated mandatorily redeemable
     preferred securities                              100,000                                            100,000
   Long-term debt                                      546,904           103,093           649,997
                                                     ---------           -------         ---------        -------          ------
      Total capitalization                           1,346,019           134,178         1,349,112        113,573          17,512
                                                     ---------           -------         ---------        -------          ------

Current Liabilities:
   Securities due within one year                       30,024                              30,024
   Notes payable                                        79,540                              79,540
   Obligations under capital leases                     27,135                              27,135
   Accounts payable
     Affiliates                                         75,933                              75,933
     Other                                             102,390            11,966           114,356
   Taxes accrued                                        19,463                              18,575            421             467
   Interest accrued                                     16,747                              16,685             62
   Other                                                42,598                              42,598
                                                     ---------           -------         ---------        -------          ------
      Total current liabilities                        393,830            11,966           404,846            483             467
                                                     ---------           -------         ---------        -------          ------

Deferred Credits and Other Liabilities:
   Deferred income taxes                             1,010,982                           1,009,403                          1,579
   Three Mile Island Unit 2 future costs               241,707                             241,707
   Unamortized investment tax credits                   27,157                              27,114                             43
   Nuclear fuel disposal fee                            31,912                              31,912
   Nonutility generation contract loss
   liability                                           787,440                             787,440
   Other                                               225,922                             225,922
                                                     ---------           -------         ---------        -------          ------
      Total deferred credits and other
        liabilities                                  2,325,120              -            2,323,498           -              1,622
                                                     ---------           -------         ---------        -------          ------

      Total Liabilities and Capital                 $4,064,969          $146,144        $4,077,456       $114,056         $19,601
                                                     ---------           =======         ---------        =======          ------

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

            Metropolitan Edison Company and Subsidiary Companies     Exhibit F-2
                      Consolidating Statement of Income
                     For the Year Ended December 31, 1998
            ----------------------------------------------------
                              (In Thousands)

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary     Eliminations   Metropolitan     Met-Ed       York Haven
                                                      Companies           and            Edison      Preferred       Power
                                                    Consolidated       Adjustments      Company     Capital, Inc.   Company
                                                   --------------     ------------   ------------   -------------  ---------
Operating Revenues                                    $919,594          $  6,871        $919,447                   $  7,018
                                                       -------            ------         -------                      -----

Equity in Earnings of Subsidiaries                         -               2,265           2,265
                                                       -------            ------         -------

Operating Expenses:
   Fuel                                                 99,511                            99,511
   Power purchased and interchanged:
     Affiliates                                         17,766             6,871          24,637
     Other                                             220,095                           220,095
   Other operation and maintenance                     247,189                           243,368                      3,821
   Depreciation and amortization                       109,148                           108,481                        667
   Taxes, other than income taxes                       58,459                            58,200                        259
                                                       -------            ------         -------                      -----
        Total operating expenses                       752,168             6,871         754,292                      4,747
                                                       -------            ------         -------                      -----
Operating Income Before Income Taxes                   167,426             2,265         167,420                      2,271
   Income taxes                                         42,979              (472)         41,317                      1,190
                                                       -------            ------         -------                      -----
Operating Income                                       124,447             2,737         126,103                      1,081
                                                       -------            ------         -------                      -----
Other Income and Deductions:
   Allowance for other funds used
     during construction                                   130                                                          130
   Other income/(expense), net                         (13,539)           10,374         (13,558)      $ 10,374          19
   Income taxes                                          5,556              (472)          5,574           (481)         (9)
                                                       -------            ------         -------         ------       -----
        Total other income and deductions               (7,853)            9,902          (7,984)         9,893         140
                                                       -------            ------         -------         ------       -----
Income Before Interest Charges                         116,594            12,639         118,119          9,893       1,221
                                                       -------            ------         -------         ------       -----

Interest Charges :
   Interest on long-term debt                           42,493                            42,493
   Other interest                                        8,194            10,374          18,568
   Allowance for borrowed funds used
     during construction                                  (813)                             (813)
   Dividends on company-obligated mandatorily
     redeemable preferred securities                     9,000                                            9,000
                                                       -------            ------         -------         ------       -----
        Total interest charges                          58,874            10,374          60,248          9,000
                                                       -------            ------         -------         ------       -----
Income Before Extraordinary  Item                     $ 57,720          $  2,265        $ 57,871       $    893    $  1,221
                                                       =======            ======         =======         ======       =====
  Extraordinary item (net of income taxes
   of $4,708)                                           (6,805)                           (6,956)                       151
                                                       -------                           -------                        ---
Net Income                                              50,915             2,265          50,915            893       1,372
                                                       -------            ------         -------            ---       -----
  Preferred stock dividends                                483                               483
  Gain on preferred stock reacquisition                    -                                 -
                                                       -------                           -------
Earnings Available for Common Stock                     50,432                            50,432
                                                       -------                           -------

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual Report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

            Metropolitan Edison Company and Subsidiary Companies     Exhibit F-2
              Consolidating Statement of Comprehensive Income
                   For the Year Ended December 31, 1998
            ----------------------------------------------------
                              (In Thousands)

                                                      Metropolitan
                                                     Edison Company
                                                     and Subsidiary   Eliminations   Metropolitan     Met-Ed       York Haven
                                                        Companies         and           Edison       Preferred        Power
                                                      Consolidated     Adjustments      Company     Capital, Inc.    Company
                                                     --------------   ------------   ------------   -------------  ----------
Net Income                                              $ 50,915        $  2,265       $ 50,915        $    893     $  1,372

Other comprehensive income/(loss), net of tax:

   Net unrealized gains on investments                     4,148                          4,148

   Minimum pension liability                                (115)                          (115)
                                                         -------          ------        -------         -------      -------
     Total other comprehensive income                   $  4,033        $    -         $  4,033        $    -       $    -
                                                         -------          ------        -------         -------      -------

Comprehensive income                                    $ 54,948        $  2,265       $ 54,948        $    893     $  1,372
                                                         =======          ======        =======         =======      =======

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

           Metropolitan Edison Company and Subsidiary Companies      Exhibit F-2
               Consolidating Statement of Retained Earnings
                   For the Year Ended December 31, 1998
           ----------------------------------------------------
                              (In Thousands)

                                                   Metropolitan
                                                  Edison Company
                                                  and Subsidiary      Eliminations   Metropolitan      Met-Ed      York Haven
                                                    Companies             and           Edison        Preferred       Power
                                                   Consolidated        Adjustments      Company     Capital, Inc.    Company
                                                  --------------      ------------   ------------   -------------  ----------
Balance at beginning of year                         $ 268,634         $  10,221       $ 268,634      $     104     $ 10,117

   Net income                                           50,915             2,265          50,915            893        1,372

   Cash dividends declared on common stock             (85,000)             (827)        (85,000)          (827)

   Cash dividends on cumulative preferred
     stock                                                (483)              -              (483)

   Other adjustments, net                                                    -

                                                      --------          --------        --------       --------      -------
Balance at end of year                               $ 234,066         $  11,659       $ 234,066      $     170     $ 11,489
                                                      ========          ========        ========       ========      =======

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

           Metropolitan Edison Company and Subsidiary Companies      Exhibit F-2
                  Consolidating Statement of Cash Flows
                  For the Year Ended December 31, 1998
           ----------------------------------------------------
                              (In Thousands)

                                                            Metropolitan
                                                           Edison Company
                                                           and Subsidiary    Eliminations   Metropolitan     Met-Ed       York Haven
                                                              Companies           and          Edison       Preferred        Power
                                                            Consolidated      Adjustments     Company      Capital, Inc.    Company
                                                           --------------    ------------   ------------   -------------  ----------
Operating Activities:
  Net income                                                  $  50,915       $   2,265       $ 050,915      $     893    $   1,372
  Extraordinary item (net of income tax benefit
   of $4,708)                                                     6,805             _             6,956            _           (151)

                                                               --------        --------        --------       --------     --------
  Income before extraordinary item                               57,720           2,265          57,871            893        1,221
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiaries                              -            (2,265)         (2,265)
    Depreciation and amortization                               114,961                         114,290                         671
    Amortization of property under capital leases                14,666                          14,666
    PaPUC restructuring rate orders                              32,900                          32,900
    Nuclear outage maintenance costs, net                         6,494                           6,494
    Deferred income taxes and investment
      tax credits, net                                          (23,152)                        (23,123)                        (29)

    Allowance for other funds used during construction             (130)                             (1)                       (129)

    Deferred energy costs                                                                             3                          (3)

  Changes in working capital:
    Receivables                                                 (11,292)                        (10,523)           (58)        (711)

    Materials and supplies                                       (1,911)                         (1,911)
    Special deposits and prepayments                            (13,861)                        (13,872)                         11
    Payables and accrued liabilities                             23,504                          23,086             (8)         426
    Nonutility generation contract buyout costs                 (32,917)                        (32,917)
  Other, net                                                      6,566                           6,415                         151

                                                               --------        --------        --------       --------     --------

              Net cash provided by operating activities         173,548             -           171,113            827        1,608
                                                               --------        --------        --------       --------     --------

Investing Activities:
  Capital expenditures and investments                          (75,068)                        (70,756)                     (4,312)

  Contributions to decommissioning trusts                       (17,766)                        (17,766)
  Other, net                                                        465                             465
                                                               --------        --------        --------       --------     --------

          Net cash used for investing activities                (92,369)            -           (88,057)           -         (4,312)

                                                               --------        --------        --------       --------     --------

Financing Activities:
  Issuance of long-term debt                                        -
  Increase in notes payable, net                                 12,261                          12,261
  Retirement of long-term debt                                      (22)                            (22)
Capital lease principal payments                                (13,609)                        (13,609)
  Contributions received from parent corporation                                                 (1,900)                      1,900
  Dividends paid on preferred stock                                (483)                           (483)
  Dividends paid on common stock                                (85,000)                        (85,000)
  Dividends paid on common stock - Internal                         -                               827           (827)
  Capital stock paid-in capital
                                                               --------        --------        --------       --------     --------

          Net cash required by financing activities           $ (86,853)      $     -         $ (87,926)     $    (827)   $   1,900
                                                               --------        --------        --------       --------     --------


Net increase (decrease) in cash and temporary cash
   investments from above activities                             (5,674)            -            (4,870)           -           (804)

Cash and temporary cash investments, beginning of year            6,116             -             5,093              1        1,022
                                                               --------        --------        --------       --------     --------

Cash and temporary cash investments, end of year              $     442       $     -         $     223      $       1    $     218
                                                               ========        ========        ========       ========     ========

Supplemental Disclosure:
  Interest paid                                               $  57,891       $  10,430       $  59,321      $   9,000
                                                               ========        ========        ========       ========
  Income taxes paid                                           $  77,296                       $  76,450      $     470    $     376
                                                               ========                        ========       ========     ========
  New capital lease obligations incurred                      $   3,399                       $   3,399
                                                               ========                        ========

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

            Pennsylvania Electric Company and Subsidiary Companies   Exhibit F-2
                          Consolidating Balance Sheet
                              December 31, 1998
            ------------------------------------------------------
                                (In Thousands)

                                                   Pennsylvania
                                                 Electric Company                                                         Waverly
                                                  and Subsidiary    Eliminations  Pennsylvania    Penelec      Nineveh   Elec. Light
                                                     Companies           and        Electric      Preferred     Water     and Power
                                                   Consolidated      Adjustments    Company     Capital, Inc.  Company     Company
                                                 ----------------   ------------  ------------  -------------  -------   -----------
ASSETS
Utility Plant:
   In service, at original cost                     $2,802,360                     $2,801,313                  $1,032        $15
   Less, accumulated depreciation                    1,175,842                      1,175,578                     264
                                                     ---------                      ---------                   -----         --
      Net utility plant in service                   1,626,518                      1,625,735                     768         15
   Construction work in progress                        18,862                         18,862
   Other, net                                           19,482                         19,482
                                                     ---------                      ---------                   -----         --
      Net utility plant                              1,664,862                      1,664,079                     768         15
                                                     ---------                      ---------                   -----         --

Other Property and Investments:
   Common stock of subsidiaries                            -          $ 15,804         15,804
   Nuclear decommissioning trusts                       82,803                         82,803
   Other, net                                            7,705                          7,705
                                                     ---------         -------      ---------                   -----         --
      Total other property and investments              90,508          15,804        106,312                     -            -
                                                     ---------         -------      ---------                   -----         --

Current Assets:
   Cash and temporary cash investments                   2,750                          1,913      $      1       836
   Special deposits                                      2,632                          2,632
   Accounts receivable:
      Customers, net                                    69,887                         69,887
      Other                                             28,893          11,543         28,888        11,543         5
   Unbilled revenues                                    43,998                         43,998
   Materials and supplies, at average
     cost or less:
      Construction and maintenance                      39,452                         39,452
      Fuel                                              17,107                         17,107
   Deferred income taxes                                 7,589                          7,589
   Prepayments                                          31,551                         31,551
                                                     ---------         -------      ---------       -------     -----         --
      Total current assets                             243,859          11,543        243,017        11,544       841          -
                                                     ---------         -------      ---------       -------     -----         --

Deferred Debits and Other Assets:
   Regulatory assets, net:
     Competitive transition charge                     343,602                        343,602
     Other regulatory assets, net                    1,206,594                      1,206,594

   Deferred income taxes                               951,471                        951,471
   Other                                                23,911         108,248         23,911       108,248
                                                     ---------         -------      ---------       -------     -----         --
      Total deferred debits and other assets         2,525,578         108,248      2,525,578       108,248       -            -
                                                     ---------         -------      ---------       -------     -----         --

      Total Assets                                  $4,524,807        $135,595     $4,538,986      $119,792    $1,609        $15
                                                     ---------         =======      ---------       =======     =====         ==

_______________
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

         Pennsylvania Electric Company and Subsidiary Companies      Exhibit F-2
                      Consolidating Balance Sheet
                           December 31, 1998
         ------------------------------------------------------
                            (In Thousands)

                                                   Pennsylvania
                                                 Electric Company                                                         Waverly
                                                  and Subsidiary    Eliminations  Pennsylvania    Penelec      Nineveh   Elec. Light
                                                     Companies           and        Electric      Preferred     Water     and Power
                                                   Consolidated      Adjustments    Company     Capital, Inc.  Company     Company
                                                 ----------------   ------------  ------------  -------------  -------   -----------
LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                      $  105,812       $     17     $  105,812      $      1     $    1      $15
   Capital surplus                                      285,486         15,439        285,486        14,072      1,367
   Retained earnings                                    367,653            348        367,653           180        168
   Accumluated other comprehensive
     income/(loss)                                        8,353            -            8,353           -          -          -
                                                      ---------        -------      ---------       -------      -----       ---
      Total common stockholder's
        equity                                          767,304         15,804        767,304        14,253      1,536        15
   Cumulative preferred stock                            16,681                        16,681
   Company-obligated mandatorily
     redeemable preferred securities                    105,000                                     105,000
   Long-term debt                                       626,434        108,248        734,682
                                                      ---------        -------      ---------       -------      -----       ---
      Total capitalization                            1,515,419        124,052      1,518,667       119,253      1,536        15
                                                      ---------        -------      ---------       -------      -----       ---

Current Liabilities:
   Securities due within one year                        50,012                        50,012
   Notes payable                                         86,023                        86,023
   Obligations under capital leases                      13,979                        13,979
   Accounts payable
     Affiliates                                          47,164                        47,164
     Other                                               47,795         11,543         59,338
   Taxes accrued                                         32,755                        32,276           474          5
   Interest accrued                                      19,700                        19,635            65
   Other                                                 37,272                        37,272
                                                      ---------        -------      ---------       -------      -----       ---
      Total current liabilities                         334,700         11,543        345,699           539          5         -
                                                      ---------        -------      ---------       -------      -----       ---

Deferred Credits and Other Liabilities:
   Deferred income taxes                              1,338,235                     1,338,204                       31
   Unamortized investment tax credits                    36,926                        36,889                       37
   Three Mile Island Unit 2 future
     costs                                              120,904                       120,904
   Nuclear fuel disposal fee                             15,956                        15,956
   Nonutility generation contract loss
   liability                                          1,016,380                     1,016,380
   Other                                                146,287                       146,287
                                                      ---------        -------      ---------       -------      -----       ---
      Total deferred credits and other
        Liabilities                                   2,674,688                     2,674,620           -           68         -
                                                      ---------        -------      ---------       -------      -----       ---

      Total Liabilities and Capital                  $4,524,807       $135,595     $4,538,986      $119,792     $1,609      $ 15
                                                      ---------        =======      ---------       -------      =====       ===

_______________
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

          Pennsylvania Electric Company and Subsidiary Companies     Exhibit F-2
                      Consolidating Statement of Income
                    For the Year Ended December 31, 1998
          ------------------------------------------------------
                                (In Thousands)

                                                   Pennsylvania
                                                 Electric Company                                                         Waverly
                                                  and Subsidiary    Eliminations  Pennsylvania    Penelec      Nineveh   Elec. Light
                                                     Companies           and        Electric      Preferred     Water     and Power
                                                   Consolidated      Adjustments    Company     Capital, Inc.  Company     Company
                                                 ----------------   ------------  ------------  -------------  -------   -----------
Operating Revenues                                   $1,032,226                     $1,032,226                               $ -
                                                      ---------                      ---------                                ----

Equity in Earnings of Subsidiaries                          -          $   955             955
                                                      ---------         ------       ---------

Operating Expenses:
   Fuel                                                 176,548                        176,548
   Power purchased and interchanged:
     Affiliates                                           2,729                          2,729
     Other                                              233,395                        233,395
   Deferral of energy and capacity
     costs, net
   Other operation and maintenance                      275,107                        275,107
   Depreciation and amortization                        109,800                        109,788                  $ 12
   Taxes, other than income taxes                        63,874                         63,864                    10
                                                      ---------         ------       ---------                   ---          ----
        Total operating expenses                        861,453            -           861,431                    22
                                                      ---------         ------       ---------                   ---          ----
Operating Income Before Income Taxes                    170,773            955         171,750                   (22)
   Income taxes                                          45,150           (508)         44,653                   (11)
                                                      ---------         ------       ---------                   ---          ----
Operating Income                                        125,623          1,463         127,097                   (11)
                                                      ---------         ------       ---------                   ---          ----

Other Income and Deductions:
   Other income, net                                     (6,429)        10,628          (6,470)     $ 10,628      41
   Income taxes                                           2,613           (508)          2,630          (508)    (17)
                                                      ---------         ------       ---------        ------     ---          ----
        Total other income and
          Deductions                                     (3,816)        10,120          (3,840)       10,120      24
                                                      ---------         ------       ---------        ------     ---          ----

Income Before Interest Charges                          121,807         11,583         123,257        10,120      13
                                                      ---------         ------       ---------        ------     ---          ----
Interest Charges :
   Interest on long-term debt                            47,729                         47,729
   Other interest                                         8,197         10,628          18,824                     1
   Allowance for borrowed funds used
     during construction                                 (1,897)                        (1,886)          (11)
   Dividends on company-obligated
     mandatorily redeemable
     preferred securities                                 9,188                                        9,188
                                                      ---------         ------       ---------        ------     ---          ----
        Total interest charges                           63,217         10,628          64,667         9,177       1
                                                      ---------         ------       ---------        ------     ---          ----
Income Before Extraordinary Item                     $   58,590        $   955      $   58,590      $    943    $ 12         $ -
                                                      =========         ======       =========       =======     ===          ====
  Extraordinary Item (net of income
   taxes of $11,592)                                    (18,950)                       (18,950)
                                                        --------                       -------

Net Income                                               39,640            955          39,640           943      12           -
                                                         ------            ---          ------           ---     ---          ----
  Preferred stock dividends                                 695                            695
  Gain on preferred stock
   Reacquisition                                            -                              -
                                                      ---------                      ---------
Earnings Available for Common Stock                      38,945                         38,945
                                                      ---------                      ---------

_______________
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

        Pennsylvania Electric Company and Subsidiary Companies       Exhibit F-2
            Consolidating Statement of Comprehensive Income
               For the Year Ended December 31, 1998
        ------------------------------------------------------
                            (In Thousands)

                                                   Pennsylvania
                                                 Electric Company                                                         Waverly
                                                  and Subsidiary    Eliminations  Pennsylvania    Penelec      Nineveh   Elec. Light
                                                     Companies           and        Electric      Preferred     Water     and Power
                                                   Consolidated      Adjustments    Company     Capital, Inc.  Company     Company
                                                 ----------------   ------------  ------------  -------------  -------   -----------
Net Income                                           $ 39,640          $   955      $ 39,640      $    943      $   12     $    -

Other comprehensive income/(loss), net of tax:

   Net unrealized gains on investments                  2,064                          2,064

   Minimum pension liability                              (42)                           (42)
                                                      -------           ------       -------       -------       -----      -----
     Total other comprehensive income                $  2,022          $     -      $  2,022      $      -           -          -
                                                      -------           ------       -------       -------       -----      -----

Comprehensive income                                 $ 41,662          $   955      $ 41,662      $    943      $   12     $    -
                                                      =======           ======       =======       =======       =====      =====

_______________
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

                                    Pennsylvania Electric Company and Subsidiary Companies                             EXHIBIT F-2
                                         Consolidating Statement of Retained Earnings
                                            For the Year Ended December 31, 1998
                                    ------------------------------------------------------
                                                      (In Thousands)

                                    Pennsylvania
                                  Electric Company                                                                   Waverly
                                   and Subsidiary      Eliminations    Pennsylvania      Penelec       Nineveh    Electric Light
                                     Companies              and          Electric       Preferred       Water       and Power
                                   Consolidated        Adjustments       Company      Capital, Inc.    Company       Company
                                   ------------        -----------       -------      -------------    -------       -------
Balance at beginning of year         $ 393,708            $   265        $ 393,708       $  109          $156          $  -

   Net income                           39,640                955           39,640          943            12

   Cash dividends declared on
     common stock                      (65,000)              (872)         (65,000)        (872)

   Cash dividends on cumulative
     preferred stock                      (695)                               (695)

   Other adjustments, net
                                       -------             ------         --------        -----           ---           ---
Balance at end of year               $ 367,653            $   348        $ 367,653       $  180          $168          $  -
                                      ========             ======         ========        =====           ===           ===

_________________
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

                                          Pennsylvania Electric Company and Subsidiary Companies                       Exhibit F-2
                                                 Consolidating Statement of Cash Flows
                                                 For the Year Ended December 31, 1998
                                        ---------------------------------------------------------
                                                            (In Thousands)

                                                        Pennsylvania

                                                      Electric Company
                                                       and Subsidiary    Eliminations    Pennsylvania    Penelec
                                                         Companies           and           Electric     Preferred
                                                        Consolidated     Adjustments       Company     Capital, Inc.
                                                      ---------------  --------------   ------------- --------------
Operating Activities:
  Net income                                              $  39,640         $   955      $  39,640        $  943
  Extraordinary item (net of income tax benefit
    of $11,592)                                              18,950                         18,950
                                                             ------                         ------
  Income before extraordinary item                           58,590                         58,590
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiaries                          -              (955)          (955)
    Depreciation and amortization                           107,239                        107,227
    Amortization of property under capital leases             7,319                          7,319
    PaPUC restructuring rate orders                          35,600                         35,600
    Nuclear outage maintenance costs, net                     3,251                          3,251
    Deferred income taxes and
      investment tax credits, net                           (15,496)                       (15,496)
  Changes in working capital:
    Receivables                                              (2,661)                        (2,602)          (61)
    Materials and supplies                                   (1,310)                        (1,310)
    Special deposits and prepayments                         (1,878)                        (1,878)
    Payables and accrued liabilities                         39,061                         39,075            (9)
  Nonutility generation contract
    buyout costs                                             (6,101)                        (6,101)
  Other, net                                                (31,479)                       (31,479)
                                                           --------          ------       --------         -----

         Net cash provided by operating
            activities                                      192,135              -         191,241           873
                                                           --------          ------       --------         -----
Investing Activities:
  Capital expenditures and investments                      (89,550)                       (89,550)
  Contributions to decommissioning trusts                    (5,270)                        (5,270)
  Other, net                                                   (520)                          (520)
                                                           ---------         ------       --------         -----

          Net cash used for investing
            activities                                      (95,340)             -         (95,340)          -
                                                            --------         ------        -------         -----
Financing Activities:
  Issuance of long-term debt
  Increase in notes payable, net                              8,442                          8,442
  Retirement of long-term debt                              (30,011)                       (30,011)
  Capital lease principal payments                           (6,781)                        (6,781)
  Dividends paid on preferred stock                            (695)                          (695)
  Dividends paid on common stock                            (65,000)                       (65,000)
  Dividends paid on common stock -
    Internal                                                    -                              872          (872)
                                                           --------          ------       --------         -----

          Net cash required by financing
            activities                                      (94,045)             -         (93,173)         (872)
                                                           --------          ------       --------         -----
Net increase in cash and temporary cash
   investments from above activities                          2,750              -           2,728             1
Cash and temporary cash investments,
  beginning of year                                               -              -            (815)            1
                                                           --------          ------       --------         -----
Cash and temporary cash investments,
  end of year                                             $   2,750         $    -       $   1,913        $    2
                                                           ========          ======       ========         =====

Supplemental Disclosure:
  Interest paid                                           $  64,057         $ 10,700     $  65,570        $9,187
                                                           ========           ------        ------         -----
  Income taxes paid                                       $  46,732                      $  46,231        $  497
                                                           ========                       ========         =====
  New capital lease obligations incurred                  $   1,714                      $   1,714
                                                           ========                       ========

                                                                     Waverly
                                                       Ninevah    Electric Light
                                                        Water       and Power
                                                       Company       Company
                                                     ----------  ---------------
Operating Activities:
  Net income                                            $ 12           $ -
  Extraordinary item (net of income tax benefit
    of $11,592)

  Income before extraordinary item
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiaries
    Depreciation and amortization                         12
    Amortization of property under capital leases
    PaPUC restructuring rate orders
    Nuclear outage maintenance costs, net
    Deferred income taxes and
      investment tax credits, net
  Changes in working capital:
    Receivables                                            2
    Materials and supplies
    Special deposits and prepayments
    Payables and accrued liabilities                      (5)
  Nonutility generation contract
    buyout costs
  Other, net
                                                         ---           ---
         Net cash provided by operating
            activities                                    21             -
                                                         ---           ---
Investing Activities:
  Capital expenditures and investments
  Contributions to decommissioning trusts
  Other, net
                                                         ---           ---
          Net cash used for investing
            activities                                     -             -
                                                         ---           ---
Financing Activities:
  Issuance of long-term debt
  Increase in notes payable, net
  Retirement of long-term debt
  Capital lease principal payments
  Dividends paid on preferred stock
  Dividends paid on common stock
  Dividends paid on common stock -
    Internal                                               -             -
                                                         ---           ---

          Net cash required by financing
            activities                                     -             -
                                                         ---           ---
Net increase in cash and temporary cash
   investments from above activities                      21             -
Cash and temporary cash investments,
  beginning of year                                      814
                                                         ---             -
Cash and temporary cash investments,
  end of year                                           $835
                                                         ===           $ -

Supplemental Disclosure:
  Interest paid

  Income taxes paid                                     $  4
                                                         ===
  New capital lease obligations incurred

_______________
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1998, are an integral part of the consolidating financial statements.

                                       18